UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 5, 2015

VOYA FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35897	No. 52-1222820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

230 Park Avenue New York, New York	10169
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 309-8200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers.

On February 10, 2015, Voya Financial, Inc. (the “Company”) announced that Steven T. Pierson, the Company’s Chief Accounting Officer, will assume the role of Senior Managing Director and Chief Auditor for the Company, concurrent with the appointment of Mark Kaye, currently the Chief Financial Officer for the Company’s Retirement Solutions business, as his successor. The transition in roles is expected to occur during the second or third quarter of 2015. Mr. Pierson will continue to serve as the Company’s Chief Accounting Officer until such time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Voya Financial, Inc.
(Registrant)

By:	/s/ JEAN WENG
Name:	Jean Weng
Title:	Senior Vice President and Corporate Secretary

Dated: February 10, 2015